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                                                                   Exhibit 10.32
                                                                   -------------
                          EXODUS COMMUNICATIONS, INC.

                    INTERNET DATA CENTER SERVICES AGREEMENT

     THIS INTERNET DATA CENTER SERVICES AGREEMENT (this "Agreement") is made effective as of the Submission Date (June 30, 1998) indicated in the initial Internet Data Center Services Order Form accepted by Exodus, by and between Exodus Communications, Inc. ("Exodus") and the customer identified below ("Customer").

PARTIES:
CUSTOMER NAME:             SWITCHBOARD
ADDRESS:                   115 FLANDERS ROAD
                           WESTBOROUGH,  MA 01581
PHONE:                     508-898-1775
FAX:                       508-870-2000

EXODUS COMMUNICATIONS, INC.
2650 San Tomas Expressway
Santa Clara, CA 95051
Phone: (408) 346-2200
Fax: (408) 346-2206

1.   INTERNET DATA CENTER SERVICES.

     Subject to the terms and conditions of this Agreement during the term of this Agreement, Exodus will provide to Customer the services described in the Internet Data Center Services Order Form(s) ("IDC Services Order Form(s)") accepted by Exodus ("Internet Data Center Services"). All IDC Services Order Forms accepted by Exodus are incorporated herein by this reference, each as of the Submission Date indicated in such form. The initial IDC Services Order Form is set forth in Exhibit A. The parties hereby agree that the service descriptions attached hereto as Exhibit B are hereby incorporated into the initial IDC Services Form and thereby, into this Agreement. During the term of this Agreement, Exodus shall provide support services in accordance with Exhibit
C. Exodus may modify its support procedures and Internet Data Center Services during the term of this Agreement, provided that such changes do not materially diminish the benefits afforded to Customer pursuant to Exhibit C.

2.   FEES AND BILLING.

     2.1 Fees. Customer will pay all fees due according to the IDC Services Order Form(s).

     2.2 Billing Commencement. Billing for Internet Data Center Services, other than Setup Fees, indicated in the initial IDC Services Order Form shall commence on the earlier to occur of (i) the "Installation Date" indicated in the initial IDC Services Order Form, regardless of whether Customer has commenced use of the Internet Data Center Services, unless Customer is unable to install the Customer Equipment and/or use the applicable Internet Data Center Services by the Installation Date due to the fault of Exodus, then billing will not begin until the date Exodus has remedied such fault and (ii) the date the "Customer Equipment" (Customer's computer hardware and other tangible equipment, as identified in the Customer Equipment List which is incorporated herein by this reference) is placed by Customer in the "Customer Area" (the portion(s) of the Internet Data Centers, as defined in Section 3.1 below, made available to Customer hereunder for the placement of Customer Equipment) and is operational. All Setup Fees will be billed upon receipt of a Customer signed IDC Services Order Form. In the event that Customer orders additional Internet Data Center Services, billing for such services shall commence on the date Exodus first provides such additional Internet Data Center Services to Customer or as otherwise agreed to by Customer and Exodus.

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     2.3  Billing and Payment Terms. Customer will be billed monthly in advance of the provision of Internet Data Center Services, and payment of such fees will be due within thirty (30) days of the date of each Exodus invoice provided that Exodus has performed the billed Services. All payments will be made in U.S. dollars. Late payments hereunder, other than amounts which are the subject of a good faith dispute between the parties, will accrue interest at a rate of one and one-half percent (1 1/2%) per month, or the highest rate allowed by applicable law, whichever is lower.

     2.4 Taxes. All payments required by this Agreement are exclusive of all national, state, municipal or other governmental excise, sales, value-added, use, personal property, and occupational taxes, excises, withholding taxes and obligations and other levies now in force or enacted in the future, all of which Customer will be responsible for and will pay in full, except for taxes based on Exodus' net income.

3.   CUSTOMER'S OBLIGATIONS.

     3.1 Compliance with Law and Rules and Regulations. Customer agrees that Customer will comply at all times with all applicable laws and regulations and Exodus' general rules and regulations relating to its provision of Internet Data Center Services, as updated by Exodus from time to time ("Rules and Regulations") attached hereto as Exhibit E. Exodus will provide Customer with prior notice of any changes to the Rules and Regulations. If Customer does not agree to the modified Rules and Regulations, it may refuse to accept such revised Rules and Regulations, in which case, Customer will not be subject to such revisions. Customer acknowledges that Exodus exercises no control whatsoever over the content of the information passing through its sites containing the Customer Area and equipment and facilities used by Exodus to provide Internet Data Center Services ("Internet Data Centers"), and that it is the sole responsibility of Customer to ensure that the information it transmits and receives complies with all applicable laws and regulations.

     3.2 Customer's Costs. Customer agrees that it will be solely responsible, and at Exodus's request will reimburse Exodus, for all costs and expenses (other than those included as part of the Internet Data Center Services and except as otherwise expressly provided herein) it incurs at Customer's specific request provided Customer is advised that there is a charge associated with such request. Any costs and expenses in excess of $500 per occurrence require prior written consent by an authorized management Representative of Customer.

     3.3 Access and Security. Except with the advanced written consent of Exodus, Customer's access to the Internet Data Centers will be limited solely to the individuals identified and authorized by Customer to have access to the Internet Data Centers and the Customer Area in accordance with this Agreement, as identified in the Customer Registration Form, as amended from time to time by Customer, which is hereby incorporated by this reference ("Representatives").

     3.4 No Competitive Services. Customer may not at any time resell any Internet Data Center Services, without Exodus' prior written consent. The foregoing shall not preclude Customer from hosting on Customer Equipment web pages or applications which are Customer-branded, co-branded, or third-party branded, or from serving any content whatsoever through Customer Equipment to third party web sites or applications. Notwithstanding the foregoing, Customer's customers may not have physical access to Exodus' Internet Data Center(s) except as otherwise provided herein.

     3.5  Insurance.

          (a) Minimum Levels. Each party will keep in full force and effect during the term of this Agreement: (i) comprehensive general liability insurance in an amount not less than $5 million per occurrence for bodily injury and property damage; (ii) employer's liability insurance in an amount not less than $1 million per occurrence; and (iii) workers' compensation insurance in an amount not less than that required by applicable law. Each party also agrees that it will be solely responsible for ensuring that its agents (including contractors and subcontractors) having access to the Internet Data Center in which Customer Area is located, maintain insurance at levels no less than those required by applicable law and customary in such agents' industries. Each party agrees to notify the other party should the insurance levels of either party go below the levels stated above or lapses or cancellation of coverages.

          (b) Certificates of Insurance. Prior to installation of any Customer Equipment in the Customer Area, each party will furnish the other party with certificates of insurance which evidence the minimum levels of insurance set forth above.

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          (c)  Intentionally Deleted.

4.   CONFIDENTIAL INFORMATION.

     4.1 Confidential Information. Each party acknowledges that it will have access to certain confidential information of the other party concerning the other party's past, current or future business, plans, customers, business partners, suppliers, personnel, software, hardware services, technology, and products, including the terms and conditions of this Agreement ("Confidential Information"). Each party agrees that it will not use in any way, for its own account or the account of any third party, except as expressly permitted by this Agreement, nor disclose to any third person (except as required by law) any of the other party's Confidential Information, provided that the recipient party hereunder may disclose such Confidential Information on a need-to-know basis for the purpose of carrying out this Agreement or complying with such recipient party's corporate fiduciary obligations, to its employees, directors or legal or financial advisors, who are under a duty not to use or disclose the information, other than for the purposes specifically permitted hereunder. The party receiving the Confidential Information will use at least the same standard of care it uses to protect the confidentiality of its own such information, which shall in no event be less than a reasonable standard of care.

     4.2 Exceptions. Information will not be deemed Confidential Information hereunder if such information: (i) is known to the receiving party prior to receipt from the disclosing party directly or indirectly from a source other than one having an obligation of confidentiality to the disclosing party; (ii) becomes known (independently of disclosure by the disclosing party) to the receiving party directly or indirectly from a source other than one having an obligation of confidentiality to the disclosing party; (iii) becomes publicly known or otherwise ceases to be secret or confidential, except through a breach of this Agreement by the receiving party; or (iv) is independently developed by the receiving party without resort to the other party's Confidential Information.

5.   REPRESENTATIONS, DISCLAIMERS AND WARRANTIES.

     5.1  Warranties by Customer.

          (a) Customer Equipment. Customer represents and warrants that it owns or has the legal right and authority, and will continue to own or maintain the legal right and authority during the term, of this Agreement, to place and use the Customer Equipment as contemplated by this Agreement. Customer further represents and warrants that its placement, arrangement, and use of the Customer Equipment in the Internet Data Centers complies with the Customer Equipment Manufacturer's environmental and other specifications.

          (b) Customer's Business. Customer represents and warrants that Customer's services, products, materials, data, information and Customer Equipment, used by Customer in connection with this Agreement as well as Customer's and its permitted customers' and users' use of the Internet Data Center Services ( (collectively, "Customer's Business") does not as of the Installation Date, and will not during the term of this Agreement operate in any manner that would violate any applicable law or regulation.

          (c) Rules and Regulations. Customer has read the Rules and Regulations and represents and warrants that Customer and Customer's Business are currently in full compliance with the Rules and Regulations, and will remain so at all times during the term of Agreement.

          (d)  Breach of Warranties.  Intentionally Deleted.

          (e)  EXCEPT FOR THE EXPRESS WARRANTIES SET OUT IN SUBSECTIONS (a),
(b), and (c) ABOVE, CUSTOMER DOES NOT MAKE, AND HEREBY DISCLAIMS, ANY AND ALL OTHER EXPRESS AND/OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT AND TITLE, AND ANY WARRANTIES ARISING FROM A COURSE OF DEALING, USAGE, OR TRADE PRACTICE.

     5.2  Warranties and Disclaimers by Exodus.

          (a) Service Level Warranty. In the event Customer experiences any of the following due to causes which are attributable to Exodus or Exodus Third Parties, and not as a result of any actions of Customer (including Customer Equipment) or third parties other than Exodus Third Parties, Exodus will, upon Customer's request in accordance with paragraph (iii) below, credit Customer's account as described below. For

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         Confidential materials omitted and filed separately with the
        Securities and Exchange Commission. Asterisks denote omissions.

          (b) the purposes of this Agreement, "Exodus Third Parties" shall mean third parties from which Exodus procured services or equipment in the delivery of the Internet Data Center Services.

               (i) Inability to Access the Internet (Downtime). If Customer is unable to transmit and receive information from Exodus' Internet Data Centers (i.e., Exodus' LAN and WAN) to other portions of the Internet for more than [**]due to causes which are attributable to Exodus or Exodus Third Parties (excluding causes attributable to Customer or other third parties, other than Exodus Third Parties, Exodus will credit Customer's account the pro-rata total service charges for [**] of service. If such event continues for an additional [**], Exodus will credit Customer's account the pro-rata total service charges for [**] of service, and for each additional [**] of service, up to an aggregate maximum credit of total service charges for [**] of service in any [**]. Exodus' scheduled maintenance of the Internet Data Centers and Internet Data Center Services shall not be deemed to be an event for which a remedy is available pursuant to this Section 5.2(a)(i). For purposes of the foregoing, unable to transmit and receive" shall mean sustained packet loss averaging in excess of [**] over such [**] or [**] period, as applicable, based on Exodus' measurements. Exodus will, upon Customer's request provide Customer with evidence of measurements reasonably acceptable to Customer to demonstrate the existence and amount of any packet loss incurred by Customer and caused by Exodus or Exodus Third Parties.

               (ii) Packet Loss and Latency. Exodus does not proactively monitor the packet loss or transmission latency of specific customers. Exodus does, however, proactively monitor the aggregate packet loss and transmission latency within its LAN and WAN. In the event that Exodus discovers (either from its own efforts or after being notified by Customer) that Customer is experiencing packet loss in excess of [**] percent ([**]) ("Excess Packet Loss") or transmission latency in excess of [**] round trip time (based on Exodus' good faith measurements) between any two Internet Data Centers within Exodus' U.S. network (collectively, "Excess Latency", and with Excess Packet Loss "Excess Packet Loss Latency"), and in the case where Customer discovers such condition, Customer notifies Exodus, Exodus will take all actions necessary to determine the source of the Excess Packet Loss/Latency.

                     (A) Time to Discover Source of Excess Packet Loss/Latency; Notification of Customer. Within [**] of discovering the existence of Excess Packet Loss/Latency, Exodus will determine whether the source of the Excess Packet Loss/Latency is limited to the Customer Equipment and the Exodus equipment connecting the Customer Equipment to Exodus' LAN ("Customer Specific Packet Loss Latency"). If the Excess Packet Loss/Latency not a Customer Specific Packet Loss/Latency, Exodus will determine the source of the Excess Packet Loss/Latency within [**] after determining that it is not a Customer Specific Packet Loss/Latency. In any event, Exodus will notify Customer of the source of the Excess Packet Loss/Latency within [**] after identifying the source.

     In addition to the foregoing, Exodus shall (1) notify Customer of any Excess Packet Loss or Excess Latency discovered within Exodus' LAN or WAN tenable Customer to determine whether same is affecting the Customer Equipment, if Exodus reasonably believes that the problem uniquely affects Customer; and
(2) if Customer reasonably believes that it is entitled to a credit pursuant to Sections 5.2(a)(i) or (ii) and requests such information in writing, Exodus shall provide a written analysis of network performance to the extent same is tracked b, Exodus and is relevant to validating the applicability and amount of such credit.

                     (B) Remedy of Excess Packet Loss/Latency. If the Excess Packet Loss/Latency remedy is due to causes attributable to Exodus or Exodus Third Parties (excluding causes attributable to Customer or other third parties other than Exodus Third Parties), Exodus will remedy the Excess Packet Loss/Latency within [**] of determining the source of the Excess Packet Loss/Latency. If the Excess Packet Loss/Latency is partly or wholly within the control of third parties other than Exodus Third Parties, Exodus will notify Customer and will use commercially reasonable efforts to notify the party(ies) responsible for the source and cooperate with it (them) to resolve the problem as soon as possible.

                     (C) Failure to Determine Source and/or Resolve Problem. In the event that Exodus is unable to determine the source of and remedy the Excess Packet Loss/Latency within the time periods described above (other than for causes which are attributable to third parties other than Exodus Third Parties), Exodus will credit Customer's account the pro-rata total service charges for [**] of service for every [**] after the time periods described above that it takes Exodus to resolve the problem, up to an aggregate maximum credit of total service charges for [**] of service in any [**].

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         Confidential Materials omitted and filed separately with the
        Securities and Exchange Commission. Asterisks denote omissions.

               (iii) Customer Must Request Credit. To receive any of the credits described in this section 5.2(a), Customer must notify Exodus within [**] from the time Customer becomes eligible to receive a credit. Failure to comply with this requirement will forfeit Customer's right to receive a credit.

               (iv) Remedies Shall Not Be Cumulative; Maximum Credit. In the event that Customer is entitled to credits pursuant to both Sections 5.2(a)(i) and 5.2(a)(ii) arising from the same event, such credits shall not be cumulative and Customer shall be entitled to receive only the maximum single credit available for such event. In no event will Exodus be required to credit Customer in any one (1) calendar month total service charges in excess of [**] of service. Customer shall not be eligible to receive any credits for periods in which Customer received any Internet Data Center Services free of charge (not as a result of a credit under this Section 5.2).

               (v) Termination Option for Chronic Problems. If, in any single calendar month, Customer would be able to receive credits totaling [**] resulting from [**] or more events during such calendar month or, if any single event entitling Customer to credits under paragraph 5.2(a)(i) exits for a period of [**], then Customer may terminate this Agreement for cause and without penalty by notifying Exodus within five (5) days following the end of such calendar month. Such termination will be effective in not less than ten (10) days and not more than sixty (60) days after receipt of such notice by Exodus.

THIS WARRANTY DOES NOT APPLY TO ANY INTERNET DATA CENTER SERVICES THAT EXPRESSLY EXCLUDE THIS WARRANTY (AS DESCRIBED IN THE SPECIFICATION SHEETS FOR SUCH PRODUCTS).

               (c) Exodus represents and warrants that: (i) it owns and has legal right and authority, and will continue to own and maintain the legal right and authority during the term of this Agreement, to allow the placement and use of the Customer Equipment in the Customer Area of the Internet Data Center and to perform the Internet Data Center Services from such location as contemplated by this Agreement; (ii) it has full right, power and authority to enter into this Agreement and to perform the acts required of it hereunder; (iii) the execution of this Agreement by Exodus and the performance by Exodus of its obligations and duties hereunder, does not and will not violate any agreement to which Exodus is a party or by which it is otherwise legally bound; and (iv) Exodus' Internet Data Center Services, and facilities used by Customer pursuant to this Agreement (A) do not as of the Installation Date, and will not during the term of this Agreement be provided or operate in any manner that would violate any applicable law or regulation; and (B) as of the submission date, comply with the description of the facility systems attached hereto as Exhibit
D. Exodus covenants that during the term of this Agreement Exodus will not alter the facilities systems it uses such that Customer would receive materially reduced benefits (as reasonably determined by Customer in consultation with Exodus) from Exodus facilities systems as described in Exhibit D. If Exodus breaches the warranties and covenants in this Section 5.2(b) and fails to cure any such breach within the time period provided in Section 8, below, Customer's sole remedy shall be its ability to terminate this Agreement effective in not less than ten (10) days and not more than sixty (60) days after (receipt of written notification from Customer. The foregoing limitation shall not release Exodus of any of its obligation pursuant to Section 7.1 (Indemnification), below.

               (d) No Other Warranty. EXCEPT FOR THE EXPRESS WARRANTY SET OUT IN SUBSECTIONS (a) AND (b) ABOVE, THE INTERNET DATA CENTER SERVICES ARE PROVIDED ON AN "AS IS" BASIS, AND CUSTOMER'S USE OF THE INTERNET DATA CENTER SERVICES IS AT ITS OWN RISK. EXODUS DOES NOT MAKE, AND HEREBY DISCLAIMS, ANY AND ALL OTHER EXPRESS AND/OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT AND TITLE, AND ANY WARRANTIES ARISING FROM A COURSE OF DEALING, USAGE, OR TRADE PRACTICE. EXODUS DOES NOT WARRANT THAT THE INTERNET DATA CENTER SERVICES WILL BE UNINTERRUPTED, ERROR-FREE, OR COMPLETELY SECURE.

               (e) Disclaimer of Actions Caused by and/or Under the Control of Third Parties . EXODUS DOES NOT AND CANNOT CONTROL THE FLOW OF DATA TO OR FROM EXODUS' INTERNET DATA CENTERS AND OTHER PORTIONS OF THE INTERNET. SUCH FLOW DEPENDS IN LARGE PART ON THE PERFORMANCE OF INTERNET SERVICES PROVIDED OR CONTROLLED BY THIRD PARTIES. AT TIMES, ACTIONS OR INACTIONS CAUSED BY THESE THIRD PARTIES CAN PRODUCE SITUATIONS IN WHICH EXODUS' CUSTOMERS' CONNECTIONS TO THE INTERNET (OR PORTIONS THEREOF) MAY BE IMPAIRED OR DISRUPTED. ALTHOUGH EXODUS

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               (f)   WILL USE COMMERCIALLY REASONABLE EFFORTS TO REMEDY AND
AVOID SUCH EVENTS, EXODUS CANNOT GUARANTEE THAT THEY WILL NOT OCCUR. ACCORDINGLY, EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, EXODUS DISCLAIMS ANY AND ALL LIABILITY RESULTING FROM OR RELATED TO SUCH EVENTS. SERVICE INTERRUPTIONS OR PROBLEMS RESULTING FROM EQUIPMENT OR TELECOMMUNICATIONS FACILITIES CONTROLLED AND OPERATED BY EXODUS ARE EXPRESSLY EXCLUDED FROM THIS DISCLAIMER.

6.   LIMITATIONS OF LIABILITY

     6.1 Personal Injury. EACH REPRESENTATIVE AND ANY OTHER PERSONS VISITING THE INTERNET DATA CENTERS DOES SO AT ITS OWN RISK AND EXODUS ASSUMES NO LIABILITY WHATSOEVER FOR ANY HARM TO SUCH PERSONS RESULTING FROM ANY CAUSE OTHER THAN EXODUS' NEGLIGENCE OR WILLFUL MISCONDUCT RESULTING IN PERSONAL INJURY TO SUCH PERSONS DURING SUCH A VISIT.

     6.2 Damage to Customer Equipment or Business. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, EXODUS ASSUMES NO LIABILITY FOR ANY DAMAGE TO, OR LOSS RELATING TO CUSTOMER'S BUSINESS RESULTING FROM ANY CAUSE WHATSOEVER. EXODUS ASSUMES NO LIABILITY FOR ANY DAMAGE TO, OR LOSS OF, ANY CUSTOMER EQUIPMENT RESULTING FROM ANY CAUSE OTHER THAN EXODUS' NEGLIGENCE, WILLFUL MISCONDUCT OR MATERIAL BREACH OF THIS AGREEMENT. TO THE EXTENT EXODUS IS LIABLE FOR ANY DAMAGE TO, OR LOSS OF, THE CUSTOMER EQUIPMENT FOR ANY REASON, SUCH LIABILITY WILL BE LIMITED SOLELY TO THE REPLACEMENT VALUE OF THE CUSTOMER EQUIPMENT.

     6.3 Exclusions. EXCEPT AS SPECIFIED IN SECTIONS 6.1, 6.2, AND 7.1, IN NO EVENT WILL EXODUS BE LIABLE TO CUSTOMER, ANY REPRESENTATIVE, OR ANY THIRD PARTY FOR ANY LOST REVENUE, LOST PROFITS, LOSS OF DATA, LOSS OF SERVICES, EXCEPT AS OTHERWISE PROVIDED HEREIN, INCIDENTAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER UNDER THEORY OF CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY OR OTHERWISE.

     6.4  Maximum Liability.  Intentionally Deleted.

     6.5  Customer's Insurance.  Intentionally Deleted.

     6.6 Basis of the Bargain; Failure of Essential Purpose. Customer acknowledges that Exodus set its prices and entered into this Agreement in reliance upon the limitations of liability and disclaimers of warranties and damages set forth herein, and that the same form an essential basis of the bargain between the parties. The parties agree that the limitations and exclusions of liability and disclaimers specified in this Agreement will survive and apply even if found to have failed of their essential purpose.

     6.7 EXCEPT AS SET FORTH IN 7.2, IN EVENT WILL CUSTOMER BE LIABLE HEREUNDER TO EXODUS, ANY REPRESENTATIVE OR THIRD PARTY FOR ANY LOST REVENUE, LOST PROFITS, LOSS OF SERVICE, ( LOSS OF DATA, INCIDENTIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, EITHER UNDER THEORY OF CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY OR OTHERWISE.

7.   INDEMNIFICATION.

     7.1 Exodus' Indemnification of Customer. Exodus will indemnify, defend and hold Customer, its employees, parent and/ or subsidiaries harmless from and against any and all costs, liabilities, losses, and expenses (including, but not limited to, reasonable attorneys' fees) (collectively, "Losses") resulting from or arising out of any third party claim, suit, action, or proceeding (each, an "Action") brought against Customer, its employees, parents and/or subsidiaries alleging or arising out of (i) the infringement or misappropriation of any intellectual property rights, resulting from the provision of Internet Data Center Services pursuant to this Agreement (but excluding any infringement contributorily caused by Customer's Business of Customer

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Equipment); (ii) personal injury to Customer's Representatives from Exodus's negligence or willful misconduct, or (iii) Exodus' material breach of Sections 5.2(b)(i), (ii) or (iv), provided that the indemnification obligation hereunder shall not apply to the extent that such Losses were caused by the negligence, breach or willful misconduct of Customer.

     7.2 Customer's Indemnification of Exodus. Customer will indemnify, defend and hold Exodus and its affiliates harmless from and against any and all Losses resulting from or arising out of any Action brought by or against Exodus or its affiliates alleging or arising out of: (a) with respect to the Customer's
Business: (i) infringement or misappropriation of any intellectual property rights; (ii) defamation, libel, slander, obscenity, pornography, or violation of the rights of privacy or publicity; or (iii) spamming, or any other offensive, harassing or illegal conduct or violation of the Rules and Regulations; (b) any damage or destruction to the Customer Area, the Internet Data Centers or the equipment of Exodus or any other customer by Customer or Representative(s) or Customer's designees; or (c) any material breach of Customer's obligation under this Agreement, provided however, that the indemnification obligation hereunder shall not apply to the extent that such Losses were caused by the negligence, breach, or willful misconduct of Exodus.

     7.3 Notice. Each party will provide the other party prompt written notice upon of the existence of any such event of which it becomes aware, and an opportunity to participate in the defense thereof at such other party's sole cost and expense.

8.   TERM AND TERMINATION.

     8.1 Term. This Agreement will be effective for a period of fourteen (14) months from the first Installation Date on the initial IDC Services Order Form, unless earlier terminated according to the provisions of this Section 8 ("Initial Term"). Following the Initial Term, the Agreement will automatically continue indefinitely until terminated in accordance with Section 8.2, below. During the Initial Term, Exodus may not change prices for any services ordered by Customer. Thereafter, Exodus may only change prices annually and shall give Customer at least 120 days' advance written notice of any price change.

     8.2  Termination.

          (a)  For Convenience.

               (i) By Customer During First Thirty Days. Customer may terminate this Agreement convenience by providing written notice to Exodus any time during the thirty (30) day period beginning on either Installation Date in the Initial IDC Services Order Form or the Installation Date in any subsequent IDC Services Order Forms, if any, provided that, with respect to any subsequent IDC Services Order Form, Customer's right to terminate this Agreement convenience hereunder shall apply to this Agreement only as it relates to the Internet Data Services set forth in such IDC Services Order Form.

               (ii) By Either Party. Either party may terminate this Agreement for convenience at any time effective after the Initial Term by providing one hundred twenty (120) days' prior written notice to the other party at any time thereafter.

          (b) For Cause. Either party will have the right to terminate this Agreement if: (i) the other party breaches any material term or condition of this Agreement and fails to cure such breach within fifteen (15) days after receipt of written notice of same, (ii) the other party becomes the subject of a voluntary petition in bankruptcy or any voluntary proceeding relating to insolvency, receivership liquidation, or composition for the benefit of creditors; or (iii) the other party becomes the subject of an involuntary petition in bankruptcy or any involuntary proceeding relating to insolvency receivership, liquidation, or composition for the benefit of creditors, if such petition or proceeding is not dismissed within sixty (60) days of filing.

     8.3 No Liability for Termination. Neither party will be liable to the other for any termination expiration of this Agreement in accordance with its terms.

     8.4 Effect of Termination. With respect to termination by Customer in accordance with its rights under this Agreement (other than under Section 8.2(a)(ii)) Customer shall have the right to determine the effective date of such termination, provided that such effective date is not less than ten (10) days and not more than sixty (60) days after the date of notice of termination to Exodus. During such period between notice of

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termination and its effective date each party shall perform its obligations pursuant to this Agreement. Customer may remove Customer Equipment at any time, provided that Customer shall remain obligated to pay for services through the effective date of termination of the Agreement. Upon the effective date of expiration or termination of this Agreement: (a) Exodus will immediately cease providing the Internet Data Center Services; (b) within thirty (30) days after such expiration or termination, upon request by the other party, each party will return all Confidential Information of the other party in its possession at the time of expiration or termination and will not make or retain any copies of such Confidential Information except as reasonably deemed necessary by such party to carry out its internal legal or accounting responsibilities to comply with any applicable legal or accounting record keeping requirement; and (c) Customer will remove from the Internet Data Centers all Customer Equipment and any of its other property within the Internet Data Centers within five (5) days of the effective date of such expiration or termination and return the Customer Area to Exodus in the same condition as it was on the Installation Date, normal wear and tear excepted. If Customer does not remove such property within such five-day period, Exodus will have the option to (i) move any and all such property to secure storage and charge Customer for the reasonable and actual cost of such removal and storage.

     8.5  Intentionally Deleted.

     8.6 Survival. The following provisions will survive any expiration or termination of the Agreement: Sections 2, 4, 6, 7, 8 and 9 (other than 9.3).

9.   MISCELLANEOUS PROVISIONS.

     9.1 Force Majeure. Except for the obligation to pay money, neither party will be liable for any failure or delay in its performance under this Agreement due to an act of war, acts of God, earthquake, flood, embargo, riot, sabotage, labor shortage or dispute, governmental act, failure of the Internet or failure to provide services for reasons beyond its reasonable control that could not and should not (given the state of the industry) have been reasonably anticipated and planned for, provided that the delayed party: (a) gives the other party prompt notice of such cause, and (b) uses its reasonable commercial efforts to correct promptly such failure or delay in performance.

     9.2 No Lease. This Agreement is a services agreement and is not intended to and will not constitute a lease of any real or personal property. Customer acknowledges and agrees that (i) it has been granted only a license to occupy the Customer Area and use the Internet Data Centers and any equipment provided by Exodus in accordance with this Agreement, (ii) Customer has not been granted any real property interest in the Customer Area or Internet Data Centers, and
(iii) Customer has no rights as a tenant or otherwise under any real property or landlord/tenant laws, regulations, or ordinances. For good cause and upon written notice to Customer, Exodus may suspend the right of any specific Representative or other person to visit the Internet Data Centers in which case Customer shall designate substitutes.

     9.3 Marketing. Exodus may, upon Customer's prior written consent on a case-by-case basis, which shall not be unreasonably withheld, refer to Customer by trade name and trademark, and may briefly describe Customer's Business, in Exodus' marketing materials and web site. Notwithstanding anything the contrary, Exodus may list Customer in a generalized list of all or a representative group Exodus' customers.

     9.4 Government Regulations. Neither party will export, re-export, transfer, or make available, whether directly or indirectly, any regulated item or information to anyone outside the U.S. in connection with this Agreement without first complying with all export control laws and regulations which may be imposed by the U.S. Government and any country or organization of nations within whose jurisdiction Customer operates or does business.

     9.5 Non-Solicitation. During the period beginning on the Installation Date and ending on the first anniversary of the termination or expiration of this Agreement in accordance with its terms, neither party will, and each party will ensure that its affiliates do not, directly or indirectly, solicit or attempt solicit for employment any persons employed by the other party during such period.

     9.6 Governing Law; Dispute Resolution, Severability; Waiver. This Agreement is made under and will be governed by and construed in accordance with the laws of the State of California (except that body of law controlling conflicts of law) and specifically excluding from application to this Agreement that law known as the United Nations Convention on the International Sale of Goods. Any dispute relating to the terms, interpretation or performance of this Agreement (other than claims for preliminary injunctive relief or other pre-judgment remedies) will be resolved at the request of either party through binding arbitration. Arbitration will be conducted under the rules and procedures of the American Arbitration Association ("AAA"). Each party will appoint a single arbitrator and the two arbitrators shall appoint a third arbitrator. In the event any provision of this Agreement is held by a tribunal of competent jurisdiction to be contrary to the law, the remaining provisions of this Agreement will remain in full force and effect. The waiver of any breach or default of this Agreement will not constitute a waiver of any subsequent breach or default, and will not act to amend or negate the rights of the waiving party.

     9.7 Assignment; Notices. Neither party may assign its rights or delegate its duties under this Agreement either in whole or in part without the prior written consent of the other party, except that this Agreement may be assigned in whole as part of a corporate reorganization, consolidation, merger, or sale of substantially all of its assets. Any attempted assignment or delegation without such consent will be void. This Agreement will bind and inure to the benefit of each party's successors and permitted assigns. Any notice or communication required or permitted to be given hereunder may be delivered by hand, deposited with an overnight courier, sent by confirmed facsimile, or mailed by registered or certified mail, return receipt requested, postage prepaid, in each case to the address of the receiving party indicated on the signature page hereof, or at such other address as may hereafter be furnished in writing by either party hereto to the other. Such notice will be deemed to have been given as of the date it is delivered, mailed or sent, whichever is earlier. Exodus may assign this Agreement in whole or in part in connection with a senior secured credit facility as long as Exodus remains obligated to Customer to perform its obligations under this Agreement.

     9.8 Relationship of Parties. Exodus and Customer are independent contractors and this Agreement will not establish any relationship of partnership, joint venture, employment, franchise or agency between Exodus and Customer. Neither Exodus nor Customer will have the power to bind the other or incur obligations on the other's behalf without the other prior written consent, except as otherwise expressly provided herein.

     9.9 Entire Agreement; Counterparts. This agreement, including all Exhibits and documents, which are incorporated herein by reference, constitutes the complete and exclusive agreement between the parties with respect to the subject matter hereof, and supersedes and replaces any and all prior contemporaneous discussions, negotiations, understandings and agreements, written and or regarding such subject matter. This Agreement may be executed in two or more counterparts, each which will be deemed an original, but all of which together shall constitute one and the same instrument.

Customer's and Exodus' authorized representatives have read the foregoing and all documents incorporated therein and agree and accept such terms effective as of the date first above written.

CUSTOMER                            EXODUS COMMUNICATIONS, INC.


Signature: /s/ Dean Polnerow        Signature: /s/ Adam Wegner
          ----------------------              --------------------------------
Print Name: Dean Polnerow           Print Name: Adam Wegner
           ---------------------               -------------------------------
Title: President                    Title: Vice President and General Counsel
      --------------------------          ------------------------------------

                          EXODUS COMMUNICATIONS, INC.

                    INTERNET DATA CENTER SERVICES AGREEMENT

                                   EXHIBITS


Exhibit A         Initial IDC Services Order Form

Exhibit B         Service Descriptions

Exhibit C         Support Services

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                          EXODUS COMMUNICATIONS, INC.

                         INTERNET DATA CENTER SERVICES

                                  ORDER FORM


                                                                       EXHIBIT A
                                                                       ---------

Customer Name:             Switchboard Corporation
Form Date:                 June 14, 1999
Form No.:                  sharper6.14.99
Installation Site(s):      Waltham
Type of Service(s):        New                    Upgrade
                                                  ---------------
                           Additional             Cancellation

Original Services Agreement Date:  _______________________

--------------------------------------------------------------------------------------------------------------------
   Internet Data             Brief Description                                      Extended       Extended Monthly
 Center Services      (Detailed description attached)     Qty     Unit Price   Non-Recurring Fees        Fees
--------------------------------------------------------------------------------------------------------------------
EXO-VDC              Virtual Data Center (7' x 8')         1     [**]                              [**]
--------------------------------------------------------------------------------------------------------------------
EXO-VDC-SU           Virtual Data Center Setup             1     [**]                 [**]
--------------------------------------------------------------------------------------------------------------------
EXO-VDC              Virtual Data Center (7' x 8')         1     [**]                              [**]
--------------------------------------------------------------------------------------------------------------------
EXO-VDC-SU           Virtual Data Center Setup             1     [**]
--------------------------------------------------------------------------------------------------------------------
EXO-FAST-US          5 Mbps base Fast Ethernet with        1     [**]                              [**]
                     100 Mbps burstability
--------------------------------------------------------------------------------------------------------------------
EXO-FAST-SU          Setup - Fast Ethernet Network         1     [**]                 [**]
--------------------------------------------------------------------------------------------------------------------
EXO-XCON-TI-SU       Setup for TI remote access            1     [**]                 [**]
                     (cross-connect)
--------------------------------------------------------------------------------------------------------------------
EXO-XCON-RTI         Recurring charge for TI remote        1     [**]                              [**]
                     access (cross-connect)
--------------------------------------------------------------------------------------------------------------------
EXO-MMS-BAS          Managed Monitoring Service Basic      40    [**]                              [**]
--------------------------------------------------------------------------------------------------------------------
EXO-BCMM-SU          Setup - Tape Media Management         1     [**]                 [**]
--------------------------------------------------------------------------------------------------------------------
EXO-RCMMW            Tape Media Management (weekly         1     [**]                              [**]
                     backup)
--------------------------------------------------------------------------------------------------------------------
                     Total:                                                           [**]         [**]
--------------------------------------------------------------------------------------------------------------------

NOTES:  This order replaces the existing order.
-----------------------------------------------


                 COMPLETE THE FOLLOWING PAGE BEFORE SUBMITTING

                                                    CUSTOMER'S INITIALS  WR
                                                                       ------

                          EXODUS COMMUNICATIONS, INC.

                         INTERNET DATA CENTER SERVICES

                                  ORDER FORM

Customer Name:   Switchboard
   Form Date.:   June 14, 1999
     Form No.:   sharper6.14.99


IMPORTANT INFORMATION:
---------------------

1. By submitting this Internet Data Center Services Order Form (Form) to Exodus Communications, Inc. (Exodus), Customer hereby places an order for the Internet Data Center Services described herein pursuant to the terms and conditions of the Internet Data Center Services Agreement between Customer and Exodus (IDC Agreement).

2. Billing, with the exception of Setup Fees, will commence on the earlier of the Installation Date indicated below or the date Customer actually installs its equipment or Exodus begins providing Internet Data Center Services. All Setup Fees will be billed upon receipt of a Customer signed IDC Service Order Form.

3. Exodus will provide the Internet Data Center Services pursuant to the terms and conditions of the IDC Agreement, which incorporates this Form. The terms of this Form supersede, and by accepting this Form Exodus hereby rejects any conflicting or additional terms provided by Customer in connection with Exodus' provision of Internet Data Center Services. If there is a conflict between this Form and any other Form provided by Customer and accepted by Exodus, the Form with the latest date will control.

4. Exodus will not be bound by or required to provide Internet Data Center Services pursuant to this Form or the IDC Agreement until each is signed by an authorized representative of Exodus.

Customer to complete:
--------------------

CUSTOMER HAS READ, UNDERSTANDS AND HEREBY SUBMITS THIS ORDER.

Installation Dated:  7/28/99
                   -------------

Submitted By: /s/ Wayne Robison            Submission Date:   7/22/99
             ---------------------------                    ----------
               (Authorized Signature)          (Effective Date of IDC Agreement)

Print Name:   Wayne Robison
             ------------------------

Title:        Director Product Development
             -----------------------------------

Exodus Communications, Inc.  Acceptance
---------------------------------------


  /s/ Sallie J. McGleam                    Date:        10/26/99
----------------------------------              -------------------------
(Authorized Signature)


                                                       CUSTOMER'S INITIALS  WR
                                                                          ------

                                                                       EXHIBIT B

VIRTUAL DATA CENTER

Description

The Virtual Data Center (VDC product is a secured private area within the Exodus Communications Data Center. It is designed with steel mesh walls and a key lock sliding access door. The VDC provides ultimate space flexibility for customers with non-rack mountable equipment and/or with a large number of servers. The VDC is designed to house computer and networking equipment (see below for specifications).

Specifications

-----------------------------------------------------------------------------------------------------------------
                          Equipment                  Power                                Dimensions
-----------------------------------------------------------------------------------------------------------------
Virtual Data Center       -- Secure Area             4 dedicated 20 Amp Circuits          7' W x 8, D
EXO-VDC                   -- 4 Racks
                          -- 16 Shelves
                          -- Wiring Channels
                          -- Wiring Patch Panel
                          -- Power Distribution Bars
                          -- 3 Customer Access Cards
                          -- I POTS line cross-connect
-----------------------------------------------------------------------------------------------------------------

Exodus Operations will review customer equipment inventory list and determine type of rack (19" or 23") to be used during installation phase.

All customers have access to temporary remote phones while visiting Exodus Internet Data Centers. Phones will allow free local calling ONLY. Long distance calling will require calling card.

Services Included

Managed Services

All CyberRack products include the following basic services for ONE web server. Please refer to their individual specification sheets for detailed information.

 .  24 x 7 Network Monitoring

 .  24 x 7 URL Monitoring

 .  24 x 7 Reboot Service

DNS

 . Exodus will setup or transfer up to two domain names. First years InterNIC charges will be billed back to the customer. InterNIC will bill all subsequent domain name charges directly to the customer.

 . Exodus will provide primary DNS support for up to two domain names and an unlimited number under secondary DNS.

Project Management

Each new Exodus customer will be assigned a Project Manager to coordinate and manage the installation process. The Exodus Project Manager works closely with customer personnel to ensure that the installation is successful. Some of the key tasks performed by the Project Manager include:

 .  Development of the Installation Plan

 .  Design of the Space Layout Plan

 .  Coordinate space build out, domain registration and/or DNS transfer

 .  Coordinate and assist with the installation of customer's equipment

 . Collect key customer data including contacts and operating procedures to be supported by Exodus

 . Customer setup in the Exodus Network Control Center for on-going monitoring and technical support

VDC Setup

Setup charges include all of the following:

 .  Infrastructure equipment setup

 .  Power wiring and circuit setup

 .  POTS line cross connect installation

Power

All Exodus Internet Data Centers are facilitized with 20 Amp circuits. All circuits provide in-line UPS and diesel generator backup in the event of grid power failure. To conform to electrical code for peak power use, maximum power usage is limited to 75% of circuit value (i.e. 15 amps for a 20 Amp circuit). Exodus reserves the right to audit customer circuits at random to verify power usage.

Custom circuit configurations can be accommodated, however, depending on exact customer requirements additional charges and lead times may apply. Please refer to the below chart regarding power specifications for standard product configurations.

--------------------------------------------------------------------------------------------
                           Number of 20 Amp    Maximum Power    Additional Purchasable
                          Circuits Included    Usage (Amps)        Power Increments
--------------------------------------------------------------------------------------------
Virtual Data Center
EXO-VDC                           4                60              20 Amp Circuits
--------------------------------------------------------------------------------------------

Services Not Included

Customer equipment installation and wiring

TAPE MEDIA MANAGEMENT

Part Number

EXO-BCMM-SU    Setup - Tape Media Management
EXO-BCMM       Tape Media Management
EXO-BCMMW      Tape Media Management - Weekly Backup

Description

Exodus Communications operations personnel will remove and insert backup tapes from a customer provided tape or jukebox type. Exodus personnel can conduct this procedure according to a predefined schedule or on an on-demand basis, but not more often than 1 tape per drive per day.

Services Included

   .   All services are provided during the 8am-10pm timeframe

   . Insert new or recycled tapes into a jukebox or tape device on a (once) daily (Tape Media Management) or (once) weekly basis (Tape Media Management- Weekly Backup).

   .   Remove tapes from a jukebox or tape device

   . Catalog and place removed tapes in on-site customer designated or Exodus-provided tape storage container

   . Coordinate weekly off-site storage. (Note: Third party storage is not currently part of the Exodus tape backup service.) Customer must contract directly with a third party off-site storage facility. Exodus has an existing relationship with Arcus/Iron Mountain for these services.

Services Not Included

   .   Troubleshooting and problem resolution of tape or jukebox device

   .   Troubleshooting and problem resolution of backup scripts or programs

   .   Backup strategy design

   .   Tape media or backup device

   .   Offsite storage

Response Times for On-Demand Tape Exchange

   . 1 hour response for tape insertion or removal requests of tapes located in customer co-location space. Up to two hours for customers not resident in data center locations.

Reporting

Exodus administrators will provide a monthly on-line backup report. The following items will be included in the report:

   .   Tape management log of what tapes have been inserted or removed.

   .   Tape management procedures.

Customer Escalation

Exodus will notify customers via phone and e-mail of any problem conditions that occur in the tape exchange process.

BANDWIDTH REPORTS

Part Number

EXO-SRBW

Description

Exodus Bandwidth Reports provide customers with graphical and tabular statistics of their bandwidth usage. Reports are accessible via the web and show traffic volumes between the customer's equipment and the network In addition to providing the traffic volume at a particular instance in time, the reports include summary statistics of maximum, minimum, and 95% loading. This information offers customer a way to monitor usage trends and assist with the capacity planning of server and network resources.

Reports

Monthly

Monthly reports are included with each network service purchased. Monthly reports are produced on the 16th and 1st of the month. On the 16th of the month the report lists usage for each of the prior 15 days. On the 1st of the month, the report provides bandwidth usage for the prior month.

Daily

Daily reports are made available each day of the month. Reports for the previous day are available by 4:00 AM PDT the following morning. Daily Reports are ordered as an optional service using the part number shown above.

Both the Monthly and Daily Reports feature:

 . A summary table which gives overall traffic statistics (e.g., max and min throughput) for the period covered

 .  Graphical plots of bandwidth statistics

 .  Data detail shown in a tabular format

The Monthly Reports are archived and available for 12 months.

Media

Bandwidth reports are published on the web. To ensure confidentiality of customer data, access to individual customer information requires the user to enter a user-id and password. Report data can also be downloaded from a browser, allowing the customer to use a spreadsheet to do customized calculations or graphs.

Measured Statistics

For each network line, the Bandwidth Reports capture statistics on the output, input, and total data flow. Output is defined as the amount of data passing from the server to the network. Input is the volume of traffic from the network to the server. Total is the sum of the input and output. Below is a list of the reported statistics for data output, input, and total:

 .  Bandwidth -The volume of data in Kbits/sec

 .  Minimum - The lowest measured bandwidth

 .   Maximum - This highest measured bandwidth

 .   95% Value -Network bandwidth is lower than or equal to this value 95% of the time. This statistic is only reported for customers with usage based billing (not flat rate).

USAGE BASED BANDWIDTH POLICY

Part Number


------------------------------------------------------------------------------------------------------------
EXO-ETHER-U1            1 Mbps base Ethernet with 10 Mbps burstability
------------------------------------------------------------------------------------------------------------
EXO-ETBER-U2            2 Mbps base Ethernet with 10 Mbps burstability
------------------------------------------------------------------------------------------------------------
EXO-ETBER-UV            Variable Usage Cost per Megabit Above Base Amount ($/megabit) for Ethernet
------------------------------------------------------------------------------------------------------------
EXO-ETHER-SU            Setup - Ethernet Network
------------------------------------------------------------------------------------------------------------
EXP-FAST-U10            10 Mbps base Fast Ethernet with 100 Mbps burstability
------------------------------------------------------------------------------------------------------------
EX0-FAST-UV10           Variable Usage Cost Per Megabit Above Base Amount ($/megabit) for 10 Mbps Base Fast
                        Ethernet
------------------------------------------------------------------------------------------------------------
EXO-FAST-U50            50 Mbps base Fast Ethernet with 100 Mbps burstability
------------------------------------------------------------------------------------------------------------
EXO-FAST-UV50           Variable Usage Cost Per Megabit Above Base Amount ($/megabit) for 50 Mbps Base Fast
                        Ethernet
------------------------------------------------------------------------------------------------------------
EX0-FAST-SU             Setup - Fast Ethernet Network
------------------------------------------------------------------------------------------------------------

Usage Based Billing

Exodus Communications will bill the customer monthly for the base bandwidth amount that has been purchased. For bandwidth used above the base amount there will be an additional per megabit used charge (refer to the quote), which will be billed at the end of the month. Exodus uses the 95th percentile measurement rule to calculate the additional bandwidth used above the base amount.

95th Percentile Measurement Rule

The Exodus Bandwidth measurement system collects five minute averages of the total (input + output) line usage of your co-location network connection. This data is collected seven days a week, twenty-four hours a day for each month. At the end of each month or billing cycle the top five percent of these data points are discarded. The highest remaining data point (five minute average) is referred to as the 95th percentile. The 95th percentile value less the base bandwidth purchased determines the additional bandwidth used. The additional usage charge is calculated as follows:

Additional usage charge = additional bandwidth used X additional per megabit used charge

Decimal fractions of a megabit are included with the additional bandwidth used measurement

Example

Assume a usage based 10Mbps Ethernet connection with the following parameters:

 .  The monthly 95th percentile utilization is 4.6 Mbps

 .  Base bandwidth purchased at $2000 per month for 2 Mbps

 . Additional per megabit charge for bandwidth used above 2 Mbps at $1300 per megabit

Pricing Example for a sample month:

--------------------------------------------------------------------------------------------------------------------
      95/th/          Base          Additional             Standard             Additional        Total Monthly
Percentile Value   Band-width     Bandwidth Used        Monthly Charge        Monthly Charge     Bandwidth charge
--------------------------------------------------------------------------------------------------------------------
4.6 Mbps             2 Mbps          2.6 Mbps               $2,000           2.6x1,300=$3,380          $5,380
--------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT C



--------------------------------
 Installation                    _______________________________________________
 Responsibilities
--------------------------------

------------------------------------------------------------------------------------------------
              Task                    Exodus Responsibilities        Customer Responsibilities
------------------------------------------------------------------------------------------------
[_]  1.  Installation Planning    .  Establish Meeting              .  Confirm Requirements
         Meeting                  .  Prepare Agenda
                                  .  Review Customer Requirements
                                  .  Develop Pre-
                                     Installation Plan
------------------------------------------------------------------------------------------------
[_]  2.  Customer                 Gather Information and Put into   Provide Requested
         Profile                  Customer                          Information
         Database
------------------------------------------------------------------------------------------------
[_]  3.  Installation             Document Final Plan               Confirm Final Plan
         Plan
------------------------------------------------------------------------------------------------
[_]  4.  Communication Plan       Assist Customer in                Order Customer-
                                  Communication Lines               Provided
                                  Coordination Lines                Communication
------------------------------------------------------------------------------------------------
[_]  5.  Equipment                Procure Exodus-                   Procure Customer-
         Provided Equipment       Provided Equipment
------------------------------------------------------------------------------------------------
[_]  6.  Assign IP                Assign from Exodus                Load New IPs into
         Addresses                Block at Time of Move             Customer Equipment
------------------------------------------------------------------------------------------------
[_]  7.  DNS Move*                Move DNS to Exodus, with          Request DNS Move
         When Required/           Internic, When Required
         Approved
------------------------------------------------------------------------------------------------
[_]  8.  Prepare LAN and Space    Set up and Test LAN
         Rack/Cabinet/VDC         Connection and Shelf/
------------------------------------------------------------------------------------------------
[_]  9.  Physical                 .  Change DNS                     Install and Test
         Installation             .  Initiate System                Equipment, Application
                                  .  Stand-by Support               And LAN Connection
------------------------------------------------------------------------------------------------
[_] 10.  Establish                Set-up Procedures                 Review and Confirm
         System Health                                              Parameters and
         Monitoring                                                 Procedures
         Parameters and
         Procedures**
------------------------------------------------------------------------------------------------
[_] 11.  Customer                 Review with Customer              Review with Exodus
         Manual                                                     Project Manager
------------------------------------------------------------------------------------------------

*   When DNS moves from ISP to Exodus
**  When Customer selects SystemHealth Services

--------------------------------
 Customer Support                _______________________________________________
--------------------------------


             How to Contact   When you have a technical problem, our objective is to solve it
      Exodus Communications   as quickly as possible.
            When You have a
          Technical Problem   Contact the Exodus Network Control Center by:
                              Phone..........1-888-2-EXODUS -(888)239-6387
                              E-mail.........support@exodus.net
                              Availability...The Network Control Center (NCC) is staffed
                                              24-hours-a-day, seven days/week
--------------------------------------------------------------------------------------------------
          What Happens When   When your call is received the Network Control Center (NCC)
        The Network Control   Engineer:
      Center (NCC) Receives   .  Gathers the pertinent information relating to your problem
                 Your Call?   report or request.
                              .  Assigns a priority to your request (see Five Priorities below).
                              .  Opens a trouble ticket in our Help Desk System and notifies customer of the ticket number.
                              .  Begins to work the problem or re-assigns the problem to another Exodus support person, if necessary.
                              .  Keeps you informed on problem resolution.
--------------------------------------------------------------------------------------------------
                     Exodus   Each Customer Request is assigned a priority (Request Priority),
         Communications had   based on the following guidelines:
               Five Request
                            ----------------------------------------------------------------------
                 Priorities   Priority                        Description
                            ----------------------------------------------------------------------
                              1. .................  Size is not operational.
                              2 ..................  Size is operational, but highly degraded.
                              3 ..................  Size is operational, but slightly degraded.
                              4 ..................  Non-critical change request.
                              5 ..................  For information only.

                             The assigned Request Priority is then used by the Network
                             Control Center (NCC) to:
                             .   Determine the order that Customer Requests are processed.
                             .   Assign a method and frequency for informing you of the Customer
                             Request status.
                             .   Escalate your request inside Exodus, as required.




                             Note: Customers can log their call via e-mail at: support@exodus.net or via phone at: 1-888-2EXODUS. If you have a Priority 1 or 2 problem, please open your call via 1-888-2EXODUS.

--------------------------------
 Customer Support                _______________________________________________
--------------------------------


          Problem Resolution  When a Network Control Center Engineer is unable to resolve a
                      Prices  network problem within a specified time period, based on the
                              Request Priority, she forwards the problem to the Network
                              Engineering group for resolution.

                              When the Network Engineering group is unable to resolve a network problem, they escalate the problem to the Exodus Backbone Engineering
                              Department. The Backbone Engineers are responsible for the design, development, and implementation of the Exodus backbone network and network infrastructure.

                              When a NCC Engineer is unable to resolve a system problem
                              within a specified time period, based on the Request Priority, she forwards the problem to the System Administration group for resolution.
-------------------------------------------------------------------------------------------------------------
                Escalation -  In addition to escalating problems for technical resolution, Exodus
           Exodus Management  has a management escalation procedure to ensure that all possible resources are being applied to resolve critical customer problems.
                              This escalation path includes the following people:
                              .   Lead NCC Engineer
                              .   NCC Manager
                              .   Internet Data Center Manager
                              .   Manager, Customer Advocacy
                              .   Vice President, Customer Service
                              .   President of Exodus
-------------------------------------------------------------------------------------------------------------
                Escalation -  While we make every effort to ensure that problems area being resolved as
                Initiated by  quickly as possible, we understand that at certain times, you may want us
                The Customer  to go faster.

                              At any point during the problem resolution process, you can ask the person you are talking with to escalate the problem to the next level.

                              Example:  If you are talking to a NCC Engineer, you can ask to escalate the problem to the Lead NCC Engineer.  You may also ask to escalate a problem to the people in the management escalation process described above.
-------------------------------------------------------------------------------------------------------------
           Standard Requests  Requests for configuration changes, additional services or information are most efficiently made by E-mail so that any requirements are documented.

                              Exodus established a set of Service Level Commitments for these standard requests, which are described in the next section.

       Customer Satisfaction  When each Customer Request Call Ticket is closed after resolution, we
                      Survey  E-mail you a short survey form, asking for your feedback on how well we did in resolving your request.

                              We thank you in advance for completing and returning these surveys, which are used to evaluate how well we respond to your requests and to identify opportunities to improve our services.
                              -------------------------------------------------------------------------------

--------------------------------------------------
  Network Services - Service Level Commitments     _____________________________
--------------------------------------------------

         Overview   This section outlines Exodus Communications' service level commitments for Network Services

                    Special commitments may be completed earlier than the time tables given in each section.
                    Some services must be purchased from Exodus before work can begin.

                    Unless otherwise noted, these services are performed during normal business hours, 8 AM to 6
                    PM Monday through Friday.
------------------------------------------------------------------------------------------------------------------
      Engineering   DNS Host, Add One Host                                         Four (4) Business Hours*
                  ------------------------------------------------------------------------------------------------
                    Add New Domain
                    (includes Internic Filing)                                     Five (5) Business Days
                  ------------------------------------------------------------------------------------------------
                    Move One Domain
                    From Another Provider                                          Ten (10) Business Days
                  ------------------------------------------------------------------------------------------------
                    Enter All Hosts for the Domain                                 One (1) Business Day
                  ------------------------------------------------------------------------------------------------
                    Change                      24 x 7 Network Monitoring          One (1) Business Day
                    Requests                    Switch/Router Administration       Five (5) Business Days
                                                24 x 7 URL Monitoring              One (1) Business Day

------------------------------------------------------------------------------------------------------------------
        News Feed   News Feed:
                    Must Supply Group           One (1) Business Day
                    List and Server Name
                  ------------------------------------------------------------------------------------------------
                    Support E-mail              Open ticket within Four (4) Hours
                  ------------------------------------------------------------------------------------------------
                    Problem Calls               Five (5) minutes max before call answered
                                                Twenty (20) minutes to verify problem and open ticket
                  ------------------------------------------------------------------------------------------------
                    Proactive Notification      Ten to Thirty (10 to 30) minutes after event
                  ------------------------------------------------------------------------------------------------
                    Reboot Requests             Fifteen (15) minutes from the time the call is answered a reboot will be initiated
                  ------------------------------------------------------------------------------------------------
                    Information Requests        One (1) Business Day (either with specific information or
                                                timeframe to provide)
------------------------------------------------------------------------------------------------------------------
          Network   Router                      New Filter List                    One (1) Business Day
          Managed   Configuration               New (Access) Customer              One (1) Business Day
         Services
                                                Assign New Subnet:                 One (1) Business Day
                                                (with Network Map)

                    Network                     Checkpoint Implementation          Fifteen (15) Business Days
                    Security                    Raptor Implementation              Fifteen (15) Business Days


                    *DNS Note:  Server only reset twice a day.

--------------------------------------------------
  Managed Services - Service Level Commitments    ______________________________
--------------------------------------------------

                      Overview    This section contains the response time for Managed Services.

                                  All services are provided within standard Exodus product specifications during normal business hours.  Some services must be purchased from Exodus before work can begin.

                                  Unless otherwise noted, these services are performed during normal business hours.
----------------------------------------------------------------------------------------------------------------
                  Installation    After Hour Customer Installs                      Must be coordinated with
                                                                                    the Project Manager.
                                --------------------------------------------------------------------------------
                                  Standard Facility/Buildout                        Five (5) Business Days
                                  Additional Power                                  Standard (110V 20 AMP
                                                                                    Circuit)
                                --------------------------------------------------------------------------------
                                  Additional Shelves                                One (1) Business Day
                                --------------------------------------------------------------------------------
                                  Custom Configurations                             Ten (10) Business Days
                                  (Including Moves, Additional Racks
                                  and Customer Cross Cabling)
----------------------------------------------------------------------------------------------------------------
                        System    OS Installation                                   One (1) Business Day
                                --------------------------------------------------------------------------------
                Administration    OS Patch Installation                             One (1) Business Day
             System Management    Bandwidth Reports         New Customer or         One (1) Business Day
                                                            Change in
                                                            Frequency
----------------------------------------------------------------------------------------------------------------
                                  Monitoring Changes        SystemHealth            One (1) Business Day
                                                            Monitoring

----------------------------------------------
  Rules for Accessing Internet Data Centers   __________________________________
----------------------------------------------

--------------------------------------------------------------------------------------------------------------
                Identification    .  Only individuals identified as Exodus Customers and their representatives, contractors, agents or users of an Exodus Customers'
                                     online facilities may access the Internet Data Centers (IDCs).
--------------------------------------------------------------------------------------------------------------
            Logging In and Out    .  All Exodus Customers and their representatives, contractors, agents and users of an Exodus Customers' online facilities are required to log in and out of the IDCs with proper ID (government issued driver's license or picture ID).
--------------------------------------------------------------------------------------------------------------
                  Unauthorized    .  Exodus Customers cannot allow any unauthorized persons to access the
                       Persons       IDCs without prior approval.
--------------------------------------------------------------------------------------------------------------
         If an Exodus Customer    .  Exodus Customers must notify Exodus Communications in writing using
        Representative Changes       their company's letterhead, e-mail or fax if there are any Exodus Customer personnel changes.
--------------------------------------------------------------------------------------------------------------
         Internet Data Centers    .  Exodus Customers must agree to security measures that are established by
                      Security       exodus to protect the IDCs, its equipment and its Customers' equipment.
--------------------------------------------------------------------------------------------------------------
                 Accessing IDC    .  Exodus Customers must keep their areas clean at all time.
                    Facilities
                                  .  Exodus Customers may not store any paper products or materials of any kind in the Exodus Customer Area (other than equipment manuals).
--------------------------------------------------------------------------------------------------------------
                                  .  Exodus Customers may not bring in or use any of the following items in the facility:
                                     -  Food or drink
                                     -  Tobacco products (including chewing)
                                     -  Weapons
                                     -  Chemicals
                                     -  Illegal drugs
                                     -  Alcohol or other intoxicant
                                     -  Electromagnetic devices
                                     -  Radioactive materials
                                     -  Photographic or recording equipment of any kind (other than tape back-up equipment
                                     -  Corrosives or corrosive devices
                                     -  Explosives

----------------------------------------------
  Rules for Accessing Internet Data Centers   __________________________________
----------------------------------------------

--------------------------------------------------------------------------------------------------------------
               Card Key Access    .  If substitute  Exodus Customer personnel is sent:

                                     If there are any Customer personnel substitutes, then the authorized Exodus
                                     Customer must notify Exodus Communications in writing describing the activity the visitor is to perform while in the IDC.  This description must be signed by a Exodus Customer Representative.
                                ------------------------------------------------------------------------------
                                  .  If removal of equipment is involved please identify equipment in e-mail or in writing.
                                ------------------------------------------------------------------------------
                                  .  If a representative is sent, the following procedure is followed to gain
                                     IDC access:

                                     -  The NCC engineers on duty asks to see the visitor's company ID and/or government issued ID.
                                     -  All visitors are required to sign a Log-in Sheet.
                                     -  Be prepared with a state or federally issued photo ID.
                                     -  If we have no prior notification that a representative is arriving, the NCC engineers will not allow access.  The NCC engineers asks the company representative to wait in the lobby.
                                     -  The Exodus engineers then attempts to contact the authorized company representative for access approval.
                                     -  If an authorized contact is unavailable, access to the IDC is denied.

                                  Note:  In some locations these functions may be performed by a guard instead of the NCC engineer.

----------------------------------------------
  Rules for Using Internet Data Centers       __________________________________
----------------------------------------------

--------------------------------------------------------------------------------------------------------------
                     Equipment    .  All Exodus Customers' equipment must be clearly labeled with a Customer
               And Connections       name (or code name provided to Exodus) and individual component identification.
                                ------------------------------------------------------------------------------
                                  .  All connections to and from Exodus Customer's equipment must be clearly labeled.
                                ------------------------------------------------------------------------------
                                  .  Exodus Customers' equipment must be configured and run at all times in compliance with the manufacturer's specifications, including power outlet, power consumption and clearance requirements.
                                ------------------------------------------------------------------------------
                                  .  Exodus makes certain equipment such as monitors, keyboards, and laptops, available for temporary use at its IDCs by Exodus Customers.
                                ------------------------------------------------------------------------------
                                  .  The equipment is provided on an "AS IS" basis without any warranties of any kind.
                                ------------------------------------------------------------------------------
                                  .  An Exodus Customer may borrow and/or use any Exodus property or equipment, at his or her own risk, after receiving permission from Exodus.
                                ------------------------------------------------------------------------------
                                  .  Exodus Customers must return equipment when they leave the Exodus IDCs.
                                ------------------------------------------------------------------------------
                                  .  All Customer equipment must be labeled with server name and IP address.
                                ------------------------------------------------------------------------------
                     Scheduled    .  Exodus performs weekly routine scheduled maintenance of its Internet
                   Maintenance       Data Centers and Network from 1 am to 3 am (local time) each Thursday.
                                ------------------------------------------------------------------------------
                                  .  Exodus uses its best efforts to notify Customers in advance whenever we anticipate that this maintenance will have a material impact on the service we provide to Exodus Customers.
                                ------------------------------------------------------------------------------
                                  .  Exodus and Customer Personnel cooperate to minimize the impact of any maintenance activity.
                                ------------------------------------------------------------------------------

----------------------------------------------
  Rules for Using Internet Data Centers       __________________________________
----------------------------------------------

--------------------------------------------------------------------------------------------------------------
                       Equipment  .  Exodus Customers need to update their records at Exodus on a regular
                   Procedure and     basis.
                 Contact Updates
                                ------------------------------------------------------------------------------
                                  .  As equipment is added or modified, please notify the Project Manager and include:
                                     -  Type of equipment, serial numbers
                                     -  Software, power requirements
                                     -  IP address, physical dimensions, shelves or rack mounts
                                ------------------------------------------------------------------------------
                                  .  With each new or modified piece of equipment, procedures need to be created or updated.
                                ------------------------------------------------------------------------------
                                  .  The NCC does not honor requests for funning procedures not on file.
                                ------------------------------------------------------------------------------
                                  .  Procedure forms can be obtained from the Project Manager based on managed service requirements, such as rebooting, tape backup, confirmation updating, and OS updating.
                                ------------------------------------------------------------------------------
                                  .  Customers must schedule and coordinate the installation of all new equipment with their Project Manager, to ensure the availability of all required facilities, including power, air conditioning and network access.
                                ------------------------------------------------------------------------------
                                  .  Customers may remove equipment at any time by following the standard
                                     Exodus Facility Access and Security Rules.
                                ------------------------------------------------------------------------------

                       Scheduled  .  The delivery and installation of all equipment in the IDC must be
              Equipment Delivery     coordinated 24 hours in advance with the assigned Project Manager.
                                ------------------------------------------------------------------------------
                                  .  If packages or equipment need to be delivered to the IDC, address the package(s) or equipment as follows:

                                                       COMPANY NAME
                                                       c/o Exodus Communications
                                                       Project Manager Name
                                                       IDC Address

                                  .  Please provide the assigned Project Manager with the make/model/serial number(s) (if applicable) of ALL equipment to be delivered to the IDC.

                                     Note:  A form is available from the Exodus Project Manager at the
                                     Pre-installation Meeting.
                                ------------------------------------------------------------------------------
                                  .  Customer equipment deliveries which require storage outside the customer cage, more than 48 hours, will incur additional charges.
--------------------------------------------------------------------------------------------------------------
               Equipment Removal  .  In order for anyone to remove packages or equipment from the building, an Exodus Material Pass MUST be completed by the Exodus Customer or Exodus
                                     Customer Representative and must be approved by an IDC employee.

----------------------------------------------
  Rules for Using Internet Data Centers       __________________________________
----------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                   Online Conduct .  Exodus Customers will not permit any Customer personnel using their online facilities (including but not limited to the Exodus Customer's Web site(s) and transmission capabilities), to do any of the following:

                                     -  Send SPAM (unsolicited commercial messages or communications) in any form.

                                     -  Infringe or misappropriate the intellectual property rights of others.
                                        Important:  This includes posting copyrighted materials, using existing trademarks and posting or distributing the trade secret information of others in violation of confidentiality.

                                     -  Violate the personal privacy rights of others.  This includes collecting and distributing information about Internet users without their permission, except as permitted by applicable law.

                                     -  Send, post or host harassing, abusive, libelous or obscene materials or take any similar actions.

                                     -  Intentionally omit, delete, forge or misrepresent transmission information, including headers, return addressing information and IP addresses.

                                     -  Take any actions intended to cloak Exodus Customers on their users'
                                        identity or contact information.

                                     -  Use the Exodus Communication IDC's online facilities for any illegal purposes.

                                     -  Allow any person to engage in any of the activities described above.

----------------------------------------------
  Rules for Using Internet Data Centers       __________________________________
----------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                     Misconduct   .  While on Exodus property or in connection with the IDC Services, Exodus
                                     Customers or Customer Representatives may not:
                                     -  Improperly use or abuse any Exodus property or equipment.

                                     -  Interfere with or make any unauthorized use of property or equipment of any other Exodus Customer

                                     -  Harass any individual, including Exodus personnel and representatives of other Exodus Customers.

                                     -  Engage in any activity that is in violation of the law or aid in criminal activity while on Exodus property or in connection with the IDC
                                        Services.
                                 ----------------------------------------------------------------------------------
                                  .  If Exodus Customers become aware of any such inappropriate activities,
                                     Exodus Customers must use their best efforts to stop such activities immediately and notify Exodus personnel.

----------------------------------------------
  Security, Emergency, Health, Safety         __________________________________
----------------------------------------------

-------------------------------------------------------------------------------------------------------------------
               Exodus Customer    .  While inside the IDC, the Exodus Customer is responsible for maintaining
                      Security       control of the cage/cabinet key and access badge and for keeping the
              Responsibilities       cage/cabinet door closed and locked.
                                -----------------------------------------------------------------------------------
                                  .  When Exodus Customers exit the IDC, the cage key or access badge must be returned.
-------------------------------------------------------------------------------------------------------------------
             Physical Security    .  An Exodus Customer wishing to access the IDC cage must present a valid
                    Procedures       state or federally issued picture ID.  The on-site staff examines the valid
                                     State or Federally issued picture ID and requests the company affiliate to find the appropriate cage key.
                                -----------------------------------------------------------------------------------
                                  .  The access badge provides access to the data center door and all the areas where unescorted customer access is allowed.
                                -----------------------------------------------------------------------------------
                                  .  When the Exodus Customer wishes to leave the premises, the staff will collect the cage key and access card and return the Exodus Customer's ID.
-------------------------------------------------------------------------------------------------------------------
                     Emergency    .  The NCC staff is trained in emergency management procedures and will
                    Management       assist personnel in the IDC in the event of an emergency.
-------------------------------------------------------------------------------------------------------------------
                          Fire    .  The IDC is protected from fire by a non-toxic fire suppression system.
                                     Smoke and heat sensors in the ceiling and under the raised floor activate the fire suppression system.
                                -----------------------------------------------------------------------------------
                                  .  There is a visual strobe and audible DAXON alarm 30 seconds before the system discharges.
                                -----------------------------------------------------------------------------------
                                  .  When the alarm sounds, leave the area by the main route.  The NCC staff secures the area and ensures that everyone evacuates the area.
                                -----------------------------------------------------------------------------------
                                  .  If the fire suppression discharges while personnel are in the area, there is no need for panic.  There is always sufficient oxygen to maintain life, even though the area must be evacuated immediately.
                                -----------------------------------------------------------------------------------
                                  .  Fire extinguishers are located throughout all IDCs.

----------------------------------------------
  Security, Emergency, Health, Safety         __________________________________
----------------------------------------------

-------------------------------------------------------------------------------------------------------------------
           Building Fire Alarm    .  The building has another fire alarm system covering the areas of the building outside the IDC.  If that alarm sounds, secure the cage door and evacuate the building.
-------------------------------------------------------------------------------------------------------------------
              Sprinkler System    .  There is a water sprinkler system as the last measure of fire suppression.  The sprinkler system remains dry until the IDC fire suppression system discharges and then it is charged with water.  Any fire that survives the fire suppression system triggers the sprinkler system.
-------------------------------------------------------------------------------------------------------------------
             Natural Disasters    .  All Customer equipment must be property restrained against an earthquake when applicable.  Exodus provides earthquake restraints that must be attached to all non-rack mounted equipment.
                                -----------------------------------------------------------------------------------
                                  .  In the event of an earthquake, take cover until the shaking stops.  The
                                     NCC staff determines if the facility must be evacuated.
                                -----------------------------------------------------------------------------------
                                  .  Exodus has an Emergency Management/Contingency Plan to facilitate a rapid recovery from a disaster.  The NCC staff controls the recovery procedures and coordinates access to the facility to clean up and restore systems.
-------------------------------------------------------------------------------------------------------------------
                                  .  In the event of a local disaster, the Exodus Customer Advocate is the prime contact for information and recovery coordination.
-------------------------------------------------------------------------------------------------------------------
             Health and Safety    .  It is the Customers' responsibility to maintain safe work habits and a safe work area in the IDC.  However, Exodus has a first aid kit available to Exodus Customers (see NCC staff).
                                -----------------------------------------------------------------------------------
                                  .  In case of a major injury or life-threatening emergency, contact the NCC staff to quickly summon help.

                                   EXHIBIT D

                              THE EXODUS SOLUTION


Internet Data Center Services

Companies who have built or enhanced their businesses around the Internet require a new level of IT service Not only do they need real estate to house their Web servers and reliable, scalable network access, but they need specialized Internet systems management services to keep pace with their complex Web operation requirements.

Exodus Internet Data Centers allow customers to enjoy all the benefits of the Internet without the headache designing, installing, maintaining or securing an Internet site.

Secure Co-location Services

Exodus provides scalable networking and facility solutions in different configurations. Co-location space is available in a Fortune- 100-class data center environment, with options including Virtual Data Centers for customers with more than 10 servers, CyberCabinets housing four to ten servers and CyberRacks for less than four servers.

The Exodus Internet Data Centers are built for continuous Internet operations by offering:

     . Power Management System - 1.6 Megawatts; customer-dedicated power backed-up by multiple Uninterruptible Power Supplies (UPS)

     . UPS - High-capacity diesel generator; customer-dedicated circuit breaker protection; scalable customer power

     . Fire Suppression System - State-of-the-art, gas-based fire protection system; separate fire zones below floor and above the ceiling; specialized heat/smoke sensors and automatic local fire department notification

     . Mainframe-Style Construction - Raised floor, HVAC and separate cooling zones; seismically-braced racks

     . Facility Security System - Motion sensors; secured access; video camera surveillance; security breach alarm; 24 x 7 automatic local police department notification

     . Personal Security System - 24 x 7 card key customer access to Internet Data Centers; 24 x 7 monitoring by on-site personnel

Unsurpassed Network Services

The Exodus network is scalable, fault-tolerant and based on open technologies, providing customers with the reliable Internet access they need to conduct business over the Web. Our network configuration, 60 percent headroom policy and unprecedented peering agreements help avoid congestion, providing better response time for customers. For example, not only is the Santa Clara Internet Data Center facility the most redundant networking facility that exists today, it also has more bandwidth connected to the Internet than any other facility - more than 1 Gbps per second.

Because Exodus uses redundant fiber paths from different vendors, there is no single point of failure anywhere in the Exodus network. And network power is localized and matched to customers' equipment requirements, offering seamless integration and a flexible growth path for their Internet sites.

Managed Services

For companies who rely on the Internet but who would rather focus time and energy on expanding their businesses instead of managing Web operations, Exodus can handle the demands of Internet computing and provide a solid foundation for e-commerce.

While management of Internet infrastructure is critical to operating a successful Internet site, it can account for as much as 90% of the time and resources allotted to site maintenance. That's why Exodus has a team of dedicated Internet management professionals to administer customers' Internet technologies, ensuring that they interact with legacy systems and keeping Internet sites at top performance. Exodus customers are thus given the freedom and flexibility they need to focus on their core businesses.

Exodus has deployed Computer Associates' Unicenter TNG enterprise management solution across our globally distributed network of Internet Data Centers to help provide customers with the following managed services 24 x 7:

     . Network and Equipment Management/Setup - Administration, monitoring and report generation

     . Data Traffic Management - Bandwidth monitoring, load balancing, marketing analysis and report generation

     . Telco Line Management-Provisioning - Installation, tracking, monitoring, fault analysis and disaster recovery

     . System and Equipment Management - Setup, installation, performance monitoring, traffic analysis, administration data backup and recovery

     . Facilities Management - Scalable power management, fire suppression, systems management and personnel security administration

     . Application Systems Management - Internet application-to-database integration, performance monitoring, backup/recovery, automatic application restart, selective application systems maintenance and upgrading

     . Enterprise-Class Security - Design, setup, monitoring, notification, maintenance and report generation

In addition to our internal management, Exodus also offers services specifically designed to help you better manage your Internet network resources. These services include:

     .  Internet site installation, administration and change management

     .  Internet service-level monitoring and reporting

     .  Internet business continuity services

     .  Internet event hosting

     .  Internet site security services

     .  Internet mirrored site management

     .  Internet site consulting services

EXODUS INFRASTRUCTURE

Part of the Exodus Solutions strategy is engineering and maintaining a superior infrastructure to support continuous Internet operations. To achieve this goal, we have made heavy investments in the infrastructure of both our facilities and our network. Exodus' infrastructure consists of two major components: nationwide

Internet Data Centers and a high-speed Internet backbone. Our infrastructure design is based upon two key principles:

1.  Engineer each Internet Data Center to eliminate any single point of failure

2. Reduce the distance from the Web surfer to the information on the Web by combining world-class Internet Data Centers with a reliable high-speed Internet backbone engineered solely for distribution of data.

Internet Data Center Description

Our state-of-the-art Internet Data Centers provide the reliable, redundant and high-performance infrastructure demanded by today's mission-critical Internet systems.

Exodus maintains a virtually endless stream of power through our Redundant Power Management System (RPMS). Under this system, all co-location customers and critical systems receive clean, conditioned power from the UPS batteries. The RPMS UPS consists of multiple UPS systems maintained at a load not to exceed 75%; in the event one fails, the remainder can take on the load without exceeding capacity. The batteries are charged either by utility power or by an on-site backup generator. Additionally, we have a secondary generator on site to provide backup to the primary generator. It can be hooked via umbilical cord feed to supply the UPS systems. On a more specific level, all our customers receive dedicated circuit breaker protection.

If the utility power fails, our generator maintenance contractors dispatch generator technicians, spare parts and diesel fuel to replenish the generators, giving Exodus the ability to run our Internet Data Centers indefinitely. By implementing the power management system, we can move from utility to generator power without observing any spike or fluctuation of electricity to our co-located customers.

Each Exodus facility is built on raised floors and has seismically-braced racks, cabinets and cages for protection against earthquakes. Furthermore, all Internet Data Centers have high-volume, zoned temperature control systems. As with the redundant power systems, Exodus has multiple Liebert 15-ton air conditioning units, for a combined total of 75 tons of air condition output to ensure proper heat dissipation. In the event one system fails, the other units are able to assume the full load of cooling the co-located equipment.

In addition, Exodus has built a Redundant Fire Suppression System consisting of smoke and heat sensors that trigger automatic fire department notification. The primary system - an environmentally safe, gas-based Fire Master (FM200) fire extinguishing system - is designed to eliminate a fire disaster but be harmless to the systems co-located at the Internet Data Centers. As a backup, the secondary system is a dry-pipe sprinkler system.

Each Internet Data Center also has a "nerve center" called the Network Control Center (NCC). The entire facility, network and customer systems are carefully monitored and managed by the NCC staff, available on a 24-hour basis via the Exodus 1-800 Support Line. The NCC staff is assisted by expert network and system engineers who can provide escalation support when needed.

To monitor the activity on each system in our Internet Data Centers, we have implemented Computer Associates' Unicenter(TM) TMG network management platform to facilitate the monitoring of our complete LAN and WAN. Unicenter TNG allows us to monitor specific server processes at an 0/S network and application level and take action on events created by these processes. Such actions might include the start and restart of a process or even the sending of a page alert to a customer.

In each Internet Data Center, Exodus has installed fiber optic cable from various providers such as PacBell, TCG, ICG, MFS and Brooks Fiber, allowing redundant fiber connections out to the IXPs. In this way, we eliminate any single point of failure between our Internet Data Centers and the Internet.

The security and integrity of each Internet Data Center is maintained by video surveillance cameras and security breach alarms with automatic police notification and 24-hour personnel. There are several cameras mounted inside and outside the facility and monitored by on-site personnel.

As a co-location customer, you are allowed 24-hour access to the facility through a secure card key access system. This system allows only designated company personnel physical access to our Internet Data Centers.

The physical environment of the Internet Data Centers allows for flexibility of space depending upon how many servers customers wish to co-locate at our facilities. For example, you can purchase a Virtual Data Center, a seven-by-eight foot cage, for large applications. An alternative option for those not requiring a large block of space but needing added security is an enclosed, dedicated cabinet. The cabinet provides a full rack's worth of space and is also under lock and key. If you are unsure of anticipated growth and looking for an entry point, Exodus provides space in quarter-rack increments in our common co-location area where multiple servers are housed on racks in a single cage.

No matter what amount of space you require, Exodus is committed to helping you manage your transition into our facility. Our Project Managers advise on and facilitate the logistics involved in moving to our facility, such as ordering new DNS registration, IP address allocation or DNS transition from another provider.

In addition to the standard services, our support team can provide various levels of system-related services, from tape backup to full systems and applications management.


               THE EXODUS NETWORK: PROVIDING THE FOUNDATION FOR
                           INFORMATION DISTRIBUTION


Fundamental to our ability to provide the shortest and most reliable paths from Web users to our customers' Internet sites is our Open Peering Policy, which drives us to seek peering agreements with as many providers as possible. In fact, we peer with over 80 National and Regional Internet Providers at the Internet Exchange Points (IXPs)-such as PB-NAP, MAE-West, MAE-East, MAE-LA and CIX- more than any other Internet service company. We have recently established private multi-location peering with three National Backbone Providers, so we can balance Internet traffic between IXPs and private peering links.

Exodus' network model can guarantee uninterrupted Internet operations, unlike Inter-net Service Providers' (ISPs) networks, which aren't designed for Internet commerce. Our distributed network design is crucial to businesses who rely on the Web, such as online service providers, information publishers, entertainment outlets and transaction processing providers, as well as electronic storefronts. For these companies and others like them, continuous Internet access is mission-critical to best serve their customers.

Traditional ISPs cannot effectively or efficiently support the needs of these businesses. Why? Because their networks are designed around end-user Internet access- which means the data being distributed is not always located near the user and may therefore need to travel a significant distance over networks to reach its destination. Exodus' network, on the other hand, is designed for content distribution and pushes data out to major Internet Exchange Points
(IXPs), where it is interchanged between networks in order to get to end-users faster and more reliably.

To complement our network design, we established our first Internet Data Center in Northern California, where three of the six major IXPs in the United States are located. This Internet Data Center has set the standards by which all of our subsequent Internet Data Centers are modeled. Not surprisingly, our second Internet Data Center was founded in Jersey City, New Jersey, close to the second-largest concentration of IXPs in the United States. To keep up with customer demand, Internet Data Centers have been built and opened in Seattle, Irvine, Washington D.C. and Boston. Future facilities are also planned for Europe and the Pacific Rim.

Beyond providing high-availability Internet connections, the Exodus network also offers reliable and scalable bandwidth options. In contrast to ISPs, who commonly over-subscribe their networks by nearly four times their overall capacities, the Exodus network is under-subscribed by 50%, allowing room for unanticipated bursts in demand. Systems are in place so that if at any time traffic on the Exodus network exceeds 40% of its maximum volume, we add more bandwidth to our network capacity. By using a dual connection into and out of every Internet Data Center, 50% of network traffic is programmed over one line, while the other 50% travels over a separate line, leaving a large percentage of headroom on either line to handle spikes in demand. In the unlikely event that one line fails, traffic is automatically re-routed to the other line. In addition, private exchange peering and shortest-path routing ensure customers are always securely connected to Exodus' DS3 WAN backbone.

Exodus' network will grow in step with its customers' needs. To keep up with customer demand, Exodus will continue to peer with every ISP connecting to an IXP. In addition, Exodus is continuing R&D efforts to stay on top of all new quality-of-service technologies as they become available, including Tag Switching, IP Switching, RSVP and VPN technologies.

                                   EXHIBIT E

                          EXODUS COMMUNICATIONS, INC.

                             RULES AND REGULATIONS


     All Exodus Customers and their Representatives, employees, contractors, customers, agents and users of Customers' online facilities are subject to these Rules and Regulations in connection with their use of Exodus' Internet Data Center Services.

ACCESS TO INTERNET DATA CENTERS

     Only those individuals identified by Customer as its Representatives may access the Internet Data Centers. Customer may not allow any unauthorized persons to access the Internet Data Centers.

  . Customer will notify Exodus in writing of any change in Customer's Representatives.

  . Customer agrees to adhere at all times to security measures that have been established by Exodus to protect the Internet Data Centers, its equipment and its customers' equipment.

USE OF INTERNET DATA CENTER FACILITY

     Customer must keep the Customer Area clean at all times. Customer may not store any paper products or materials of any kind in the Customer Area (other than equipment manuals).

     Customer may not bring, or make use of, any of the following into the
Facility:

     Food or Drink.

  .  Tobacco products.

  .  Explosives.

  .  Weapons.

  .  Chemicals.

  .  Illegal drugs.

  .  Alcohol or other intoxicants.

  .  Electro-magnetic devices.

  .  Radioactive materials.

  . Photographic or recording equipment of any kind (other than tape back-up equipment).

EQUIPMENT AND CONNECTIONS

     All Customer Equipment must be clearly labeled with Customer's name (or code name provided to Exodus) and individual component identification.

  . Customers may not connect or disconnect any Customer Equipment or other equipment except as specifically pre-approved by an authorized employee of Exodus, at least 48 hours in advance of proposed installation, except as otherwise approved by Exodus.

  .  All connections to rom Customer Equipment must be clearly labeled.

  . Customer Equipment must be configured and run at all times in compliance with the manufacturer's specifications, including power outlet, power consumption and clearance requirements.

  . Exodus makes available at its Data Centers certain equipment for the temporary use by Customers at the Internet Data Centers. This equipment is provided on an "AS IS" basis without any warranties of any kind. Customer may borrow and/or use any Exodus property or equipment, at its own risk, after receiving permission from Exodus.

SCHEDULED MAINTENANCE

     Periodically, Exodus will conduct routine scheduled maintenance of its Internet Data Centers and Internet Data Center Services pursuant to a schedule posted on Exodus' World Wide Web site (http://www.exodus.ne+/techbackbone/maintenance.html). During such time,
----------------------------------------------------
Customer's Equipment may be unable to transmit and receive data and Customer may be unable to access its Equipment. Customer agrees to cooperate with Exodus during the scheduled maintenance so that Exodus may keep such period or time to a minimum.

MISCONDUCT

     Customer and its Representatives may not:

     Misuse or abuse any Exodus property or equipment;

  . Make any unauthorized use or interfere with any property or equipment of any other Exodus customer;

  . Harass any individual, including Exodus personnel and representatives of other customers of Exodus; or

  . Engage in any activity that is in violation of the law, or aid in criminal activity while on Exodus property or in connection with the Internet Data Center Services.

ONLINE CONDUCT

     Customer will not, and will not permit any persons using Customer's online facilities (including but not limited to Customer's Web site(s) and transmission capabilities), to do any of the following:

     Send Spam (unsolicited commercial messages or communications in any form).

  . Infringe or misappropriate the intellectual property rights of others. This includes posting copyrighted materials without appropriate permission, using trademarks of others without appropriate permission or attribution, and posting or distributing trade secret information of others in violation of a duty of confidentiality.

  . Violate the personal privacy rights of others. This includes collecting and distributing information about Internet users without their permission, except as permitted by applicable law.

  . Send, post or host harassing, abusive, libelous or obscene materials or take any similar actions.

  . Intentionally omit, delete, forge or misrepresent transmission information, including headers, return addressing information and IP addresses or take any other actions intended to cloak Customer's or its users' identity or contact information.

  .  Use the online facilities for any illegal purposes.

  . Assist or permit any persons in engaging in any of the activities described above.

If Customer becomes aware of any such activities, Customer will use best efforts to stop such activities immediately, including, if necessary, terminating Customer's user's access to Customer's online facilities.

MODIFICATION OF RULES AND REGULATIONS

     Exodus reserves the right to change these Rules and Regulations at any time. Customer is responsible for regularly reviewing these Rules and Regulations. Continued use of the Internet Data Center Services following any such changes shall constitute the Customer's acceptance of such changes.

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                          EXODUS COMMUNICATIONS, INC.
                              SERVICES ORDER FORM


-------------------------------------------------
       Customer Name:    Switchboard.com

-------------------------------------------------
     Billing Address:    115 Flanders Road
                         Westboro, MA
-------------------------------------------------
           Form Date:    August 30, 1999
-------------------------------------------------
             Form No:    Sharper8.30.99
-------------------------------------------------
Installation Site(s):    Waltham,  (Boston)
-------------------------------------------------
  Type of Service(s):    Additional

-------------------------------------------------
     Original Service

      Agreement Date:
-------------------------------------------------
INITIAL TERM:            One year

-------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
     Services              Brief Description           IDC       Qty    Unit Price       Extended         Extended
                                                                                      Non-Recurring     Monthly Fees
                                                                                           Fees
----------------------------------------------------------------------------------------------------------------------
EXO-VDC              Virtual Data Center (7 x 8')    BOS             2     [**]                             [**]
----------------------------------------------------------------------------------------------------------------------
EXO-VDC-SU           Virtual Data Center Setup                       2     [**]            [**]
----------------------------------------------------------------------------------------------------------------------

EXO-POWER-20         20Amp Power Circuit (110v)                      2     [**]                             [**]
----------------------------------------------------------------------------------------------------------------------
EXO-POWER-SU         Power Circuit Setup                             2     [**]            [**]
----------------------------------------------------------------------------------------------------------------------
EXO-RACK-19          Additional 19" Rack                             2     [**]            [**]
----------------------------------------------------------------------------------------------------------------------
EXO-FAST-US          5 Mbps base Fast Ethernet                       1     [**]                             [**]
                     with 100 Mbps burstability
----------------------------------------------------------------------------------------------------------------------
EXO-FAST-OV10        Variable Usage Cost Per                         1     [**]
                     Megabit Above Base Amount
----------------------------------------------------------------------------------------------------------------------
EXO-FAST-SU          Setup - Fast Ethernet Network                   1     [**]            [**]
----------------------------------------------------------------------------------------------------------------------
EXO-MMS-BAS          Managed Monitoring Service                     30     [**]                             [**]
                     Basic
----------------------------------------------------------------------------------------------------------------------
                     Total:                                                                [**]             [**]
----------------------------------------------------------------------------------------------------------------------

                 COMPLETE THE FOLLOWING PAGE BEFORE SUBMITTING

* More detailed descriptions of the Services are contained in the specification sheets and/or Statement of Work for each service, which are incorporated herein by this reference.

                                                     CUSTOMER'S INITIALS   DP
                                                                         -------

                          EXODUS COMMUNICATIONS, INC.
                              SERVICES ORDER FORM


----------------------------------------------------
Customer Name:              Switchboard.com

----------------------------------------------------
Form Date:                  August 30, 1999
----------------------------------------------------
Form No.:                   Sharper8.30.99
----------------------------------------------------
Requested Service Date:     September 30, 1999
----------------------------------------------------


ORDER FORM TERMS AND CONDITIONS:
--------------------------------

(1) Customer hereby orders and Exodus Communications, Inc. (Exodus) agrees to provide the Services described in the Order Form.

(2) The Customer representative signing below hereby acknowledges and agrees that in the event that the Customer does not issue a purchase order prior to the Requested Service Date, this Order shall serve as Customer's purchase order. Customer further acknowledges that any additional or conflicting terms and conditions contained in Customer's purchase order shall not be applicable to the Services to be provided hereunder, even if Exodus uses such purchase order for invoicing purposes.

(3) Neither Customer nor Exodus will be bound by this Order Form until an authorized representative of each party has signed the Order Form.

(4)  Changes or modifications to this Order Form will not be accepted.

THERE ARE SIGNIFICANT ADDITIONAL TERMS AND CONDITIONS, WARRANTY DISCLAIMERS AND LIABILITY LIMITATIONS CONTAINED I N THE SERVICE AGREEMENT (EITHER THE MASTER SERVICES AGREEMENT, INTERNET DATA CENTER SERVICES AGREEMENT AND/OR PROFESSIONAL SERVICES AGREEMENT) BETWEEN CUSTOMER AND EXODUS. THERE ARE ALSO DETAILED DESCRIPTIONS OF EACH SERVICE, AND SPECIFIC TERMS APPLICABLE TO EACH SERVICE, CONTAINED IN THE SPECIFICATION SHEETS AND/OR STATEMENTS OF WORK FOR EACH SERVICE.

DO NOT SIGN THIS ORDER FROM BEFORE YOU HAVE READ ALL OF THE PROVISIONS OF THE SERVICE AGREEMENT AND SPECIFICATIONS SHEETS AND/OR STATEMENT OF WORK. YOUR SIGNATURE BELOW IDICATES THAT YOU HAVE READ THE SERVICES AGREEMENT AND THE SPECIFICATION SHEETS AND/OR STATEMENTS OF WORK AND AGREE TO BE BOUND BY THEIR PROVISIONS.


----------------------------------------------------------------------------------------
               CUSTOMER                            EXODUS COMMUNICATIONS, INC.
----------------------------------------------------------------------------------------
Signature:  /s/ Dean Polnerow            Signature:
----------------------------------------------------------------------------------------
Print Name:  Dean Polnerow               Print Name:
----------------------------------------------------------------------------------------
Title:  President                        Title:
----------------------------------------------------------------------------------------
Date:  9/17/99                           Date:
----------------------------------------------------------------------------------------

* More detailed descriptions of the Services are contained in the specifications above and/or Statement of Work for each service, which are incorporated herein by this reference.

                                             CUSTOMER'S INITIALS________